UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D. C.  20549

                                FORM 8-K

                        CURRENT REPORT PURSUANT
                    TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

                             September 21, 2007
       _______________________________________________________________
            (Date of Report (Date of earliest event reported)

                          US 1 Industries, Inc.
         ___________________________________________________________
           (Exact Name of Registrant as Specified in Its Charter)

                                Indiana
         ___________________________________________________________
            (State or Other Jurisdiction of Incorporation)

     1-8129					 95-3585609
    ____________________________________________________________________
    (Commission File Number)       (IRS Employer Identification No.)

        336 W. US 30,Valparaiso, Indiana	         46385
    ____________________________________________________________________
     (Address of Principal Executive Offices)          (Zip Code)

   		             (219) 476-1300
    ____________________________________________________________________
        (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
    ____________________________________________________________________
    (Former Name or Former Address, if Changed Since Last Report)

	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 3.02. Unregistered Sales of Equity Securities

On September 21, 2007 holders of the Company's Convertible Notes due 2007
(the 'Notes') converted a total of [$3,950,000] in aggregate principal amount of the Notes, which represented all of the outstanding Notes, into an aggregate of [2,668,918] shares of the Company's common stock. The Notes were converted at [$1.48] per share of common stock, the applicable common stock conversion price under the Notes. No fractional shares were issued in connection with the conversions of the Notes.

The issuance of shares of common stock pursuant to the above conversions consists of an exchange of securities solely with the respective holders of the Company's Notes and is accordingly exempt from registration under
Section 3(a)(9) of the Securities Act of 1933, as amended. No commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

SIGNATURES

	Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              US 1 Industries, Inc.


                                              By:/S/ Michael E. Kibler
                                                 __________________________
                                                 Michael E. Kibler
                                                 President and Chief Executive
                                                 Officer

Dated:  September 21, 2007